SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported): November 30, 2001


             Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2001-AR24


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
     ---------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

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
               Delaware                       333-61840                          13-3320910
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    (State or Other Jurisdiction of          (Commission            (I.R.S. Employer Identification
            Incorporation)                   File Number)                           No.)

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                               11 Madison Avenue
                           New York, New York 10010
        ---------------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------

Item 5.  Other Events.
----     ------------

     On November 30, 2001, Credit Suisse First Boston Mortgage Securities Corp. (the "Company") entered into a Pooling and Servicing Agreement dated as of November 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, DLJ Mortgage Capital, Inc., as a seller, Chase Manhattan Mortgage Corporation, as master servicer, HomeSide Lending, Inc., as a servicer, Vesta Servicing, L.P., as a servicer and special servicer, First Union National Bank, as trustee and JPMorgan Chase Bank, as trust administrator, providing for the issuance of the CSFB Mortgage Pass-Through Certificates, Series 2001-AR24. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial

       Information and Exhibits.
       ------------------------

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

       99.1 The Pooling and Servicing Agreement dated as of November 1, 2001, by and among the Company, DLJ Mortgage Capital, Inc., Chase Manhattan Mortgage Corporation, HomeSide Lending, Inc.,Vesta Servicing, L.P., First Union National Bank and JPMorgan Chase Bank.

                                  SIGNATURES


     Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 11, 2002.

                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                        SECURITIES CORP.



                                        By:  \s\ Steven Warjanka
                                             ---------------------------------
                                             Name: Steven Warjanka
                                             Title: Vice President

Exhibit Index
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Exhibit                                                                   Page
-------                                                                   ----

99.1 Pooling and Servicing Agreement dated as of November 1, 2001, by and among the Company, DLJ Mortgage Capital, Inc., Chase Manhattan Mortgage Corporation, HomeSide Lending, Inc.,
          Vesta Servicing, L.P., First Union National Bank and JPMorgan Chase Bank.